HW Opportunities MP Fund
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 92.2%	Shares	Value
Automobile Components - 1.9%
Aptiv PLC (a)	15,300	$1,319,166

Automobiles - 0.8%
General Motors Co.	9,100	554,827

Banks - 1.6%
Citigroup, Inc.	11,200	1,136,800

Beverages - 1.3%
Heineken NV - ADR	22,800	890,796

Broadline Retail - 0.1%
Articore Group Ltd. (a)	339,600	61,040

Capital Markets - 1.2%
Bank of New York Mellon Corp.	3,700	403,152
State Street Corp.	4,200	487,242
		890,394

Chemicals - 15.0%
Ecovyst, Inc. (a)	225,900	1,978,884
Fuso Chemical Co. Ltd.	141,900	4,694,326
Olin Corp.	100,500	2,511,495
PPG Industries, Inc.	14,000	1,471,540
		10,656,245

Communications Equipment - 3.1%
F5, Inc. (a)	6,900	2,230,011

Consumer Finance - 1.5%
SLM Corp.	37,608	1,040,989

Electronic Equipment, Instruments & Components - 1.0%
Avnet, Inc.	14,000	731,920

Energy Equipment & Services - 5.9%
NOV, Inc.	160,800	2,130,600
Schlumberger NV	60,600	2,082,822
		4,213,422

Ground Transportation - 7.4%
U-Haul Holding Co.	103,750	5,280,875

Health Care Equipment & Supplies - 2.3%
GE HealthCare Technologies, Inc.	21,400	1,607,140

Health Care Providers & Services - 0.7%
Humana, Inc.	1,900	494,323

Hotels, Restaurants & Leisure - 2.1%
Marriott Vacations Worldwide Corp.	22,800	1,517,568

Household Products - 3.4%
Henkel AG & Co. KGaA	32,600	2,419,795

Industrial Conglomerates - 1.9%
Siemens AG - ADR	10,100	1,363,601

Insurance - 0.7%
Global Indemnity Group LLC - Class A	18,154	527,372

Interactive Media & Services - 0.7%
Alphabet, Inc. - Class A	2,080	505,648

Machinery - 0.5%
Stanley Black & Decker, Inc.	5,100	379,083

Media - 15.3%
Comcast Corp. - Class A	8,200	257,644
Havas NV	3,343,600	6,164,012
Stagwell, Inc. (a)	724,360	4,078,147
WPP PLC - ADR	14,700	368,235
		10,868,038

Oil, Gas & Consumable Fuels - 5.3%
APA Corp.		38,600	937,208
California Resources Corp.		8,600	457,348
Kosmos Energy Ltd. (a)		210,300	349,098
Murphy Oil Corp.		14,300	406,263
Ovintiv, Inc.		40,000	1,615,200
			3,765,117

Passenger Airlines - 6.4%
Qantas Airways Ltd.		625,670	4,520,965

Real Estate Management & Development - 1.5%
Jones Lang LaSalle, Inc. (a)		3,500	1,043,980

Software - 9.6%
Microsoft Corp.		2,860	1,481,337
Salesforce, Inc.		11,200	2,654,400
Workday, Inc. - Class A (a)		6,900	1,661,037
Workiva, Inc. (a)		12,300	1,058,784
			6,855,558

Specialty Retail - 1.0%
Lithia Motors, Inc.		2,300	726,800
TOTAL COMMON STOCKS (Cost $59,712,886)			65,601,473

PURCHASED OPTIONS - 3.3%(a)	Notional Amount	Contracts	Value
Put Options - 3.3%(b)(c)			$–
Digital Realty Trust, Inc., Expiration: 01/15/2027; Exercise Price: $170.00	$1,728,800	100	190,500
Invesco QQQ Trust Series 1, Expiration: 12/19/2025; Exercise Price: $550.00	12,607,770	210	152,880
United Parcel Service, Inc.
Expiration: 01/15/2027; Exercise Price: $90.00	$8,937,710	1,070	1,808,300
Expiration: 01/21/2028; Exercise Price: $80.00	1,085,890	130	197,990
TOTAL PURCHASED OPTIONS (Cost $2,174,233)			2,349,670

EXCHANGE TRADED FUNDS - 3.1%		Shares	Value
Vanguard Long-Term Treasury ETF		38,500	2,189,110
TOTAL EXCHANGE TRADED FUNDS (Cost $2,125,038)			2,189,110

REAL ESTATE INVESTMENT TRUSTS - COMMON - 0.4%		Shares	Value
Real Estate Management & Development - 0.4%
Seritage Growth Properties - Class A (a)		69,700	296,225
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $311,614)			296,225

PREFERRED STOCKS - 0.4%		Shares	Value
Financial Services - 0.4%
Federal Home Loan Mortgage Corp., Series Z, 8.38%, Perpetual (a)(d)		18,200	284,648
TOTAL PREFERRED STOCKS (Cost $41,761)			284,648

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.4%		Shares	Value
First American Government Obligations Fund - Class X, 4.05%(e)		987,455	987,455
TOTAL MONEY MARKET FUNDS (Cost $987,455)			987,455

TOTAL INVESTMENTS - 100.8% (Cost $65,352,987)			71,708,581
Liabilities in Excess of Other Assets - (0.8)%			(569,581)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$71,139,000
two			–%
Percentages are stated as a percent of net assets.			–%

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries. Each stock that is classified will have a coding at all four of these levels.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2025.

(e)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

HW Opportunities MP Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$47,741,335	$17,860,138	$–	$65,601,473
Purchased Options	2,159,170	190,500	–	2,349,670
Exchange Traded Funds	2,189,110	–	–	2,189,110
Real Estate Investment Trusts - Common	296,225	–	–	296,225
Preferred Stocks	284,648	–	–	284,648
Money Market Funds	987,455	–	–	987,455
Total Investments	$53,657,943	$18,050,638	$–	$71,708,581

Refer to the Schedule of Investments for further disaggregation of investment categories.